UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2008

SENTRY PETROLEUM LTD.

(Exact name of registrant as specified in charter)

Nevada	20-4475552
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

5190 Neil Road, Suite 430, Reno, NV	89502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (866) 680-7649

N/A

(Former name or former address, if changed since last report)

ITEM 1.02 - Termination of a Material Definitive Agreement.

As described in Item 1.01 "Entry into a Material Definitive Agreement," of 8-K filed on April 30, 2008 and incorporated herein by reference, Sentry Petroleum Ltd. completed a transaction to acquire Authority to Prospect 865 in Queensland Australia with Medina Group conditional upon regulatory approval. On July 2, 2008 the Queensland Department of Mines and Energy approved Sentry Petroleum Ltd.'s acquisition of Authority to Prospect 865. With the approval from the Queensland Department of Mines and Energy Sentry Petroleum Ltd. terminated the conditional agreement.

ITEM 2.01 - Completion of Acquisition

As described in Item 1.01 "Entry into a Material Definitive Agreement," of 8-K filed on April 30, 2008 and incorporated herein by reference, Sentry Petroleum Ltd. completed a transaction to acquire Authority to Prospect 865 in Queensland Australia with Medina Group conditional upon regulatory approval. On July 2, 2008 the Queensland Department of Mines and Energy approved Sentry Petroleum Ltd.'s acquisition of Authority to Prospect 865.

ITEM 5.06 - Change in Shell Company Status

As described in Item 1.01 "Entry into a Material Definitive Agreement," of 8-K filed on April 30, 2008 and incorporated herein by reference, Sentry Petroleum Ltd. completed a transaction to acquire Authority to Prospect 865 in Queensland Australia with Medina Group conditional upon regulatory approval. On July 2, 2008 the Queensland Department of Mines and Energy approved Sentry Petroleum Ltd.'s acquisition of Authority to Prospect 865.

ITEM 1 BUSINESS

The disclosure required by Item 1 is hereby incorporated by reference from Item 1 of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

ITEM 1A RISK FACTORS

The disclosure required by Item 1A is hereby incorporated by reference from Item 1A of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

ITEM 2 FINANCIAL INFORMATION

The disclosure required by Item 2 is hereby incorporated by reference from Items 6, 7, and 7A of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

ITEM 3 PROPERTIES

The disclosure required by Item 3 is hereby incorporated by reference from Item 2 of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

ITEM 4 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The disclosure required by Item 4 is hereby incorporated by reference from Item 12 of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

ITEM 5 DIRECTORS AND EXECUTIVE OFFICERS

The disclosure required by Item 5 is hereby incorporated by reference from Item 10 of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

ITEM 6 EXECUTIVE COMPENSATION

The disclosure required by Item 6 is hereby incorporated by reference from Item 11 of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

ITEM 7 CERTAIN RELATIONSHIPS AND RELATED TRANSACTION, AND DIRECTOR INDEPENDENCE

The disclosure required by Item 7 is hereby incorporated by reference from Item 13 of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

ITEM 8 LEGAL PROCEEDINGS

The disclosure required by Item 8 is hereby incorporated by reference from Item 3 of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

ITEM 9 MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDERS MATTERS

The disclosure required by Item 9 is hereby incorporated by reference from Item 5 of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

ITEM 10 RECENT SALES OF UNREGISTERED SECURITIES

The disclosure required by Item 10 is hereby incorporated by reference from Item 5 of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

ITEM 11 DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

The disclosure required by Item 11 is hereby incorporated by reference from Item 12 of the issuers SB-2 filed with the Securities and Exchange Commission on June 26, 2007.

ITEM 12 INDEMNIFICATION OF DIRECTORS AND OFFICERS

The disclosure required by Item 12 is hereby incorporated by reference from Item 11 of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

ITEM 13 FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The disclosure required by Item 13 is hereby incorporated by reference from Item 8 of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

ITEM 14 CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

The disclosure required by Item 14 is hereby incorporated by reference from Item 9 of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

ITEM 15 FINANCIAL STATEMENTS AND EXHIBITS

The disclosure required by Item 15 is hereby incorporated by reference from Item 15 of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

Item 9.01 Financial statements

The disclosure required by Item 9.01 is hereby incorporated by reference from Item 8 of the issuers 10-K filed with the Securities and Exchange Commission on June 2, 2008.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SENTRY PETROLEUM LTD. (Registrant)

Signature	Title	Date

RAJ RAJESWARAN Raj Rajeswaran	President, and Director	July 08, 2008